UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

Axovant Gene Therapies Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37418	98-1333697
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London, United Kingdom	SW1Y 4LB
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +44 203 997 8931

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, $0.00001 par value per share	AXGT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On October 6, 2020, Axovant Gene Therapies Ltd. issued a press release announcing six-month data from the second patient cohort in our SUNRISE-PD Phase 2 clinical trial of AXO-Lenti-PD for the treatment of Parkinson’s disease.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Cohort 2 Data from SUNRISE-PD Phase 2 Clinical Trial of AXO-Lenti-PD

Based on six-month follow-up data from the second patient cohort receiving a total dose of 1.4 x 107 TU of gene therapy in our open-label, dose-escalation SUNRISE-PD Phase 2 trial, AXO-Lenti-PD was observed to be generally well tolerated in all four patients receiving gene therapy, with no serious adverse events attributable to the vector at six months after a single administration. At month six, two evaluable patients in Cohort 2 demonstrated a mean improvement of 21 points from baseline in the UPDRS Part III “OFF” score, which assesses motor function, representing an average improvement of 40% from baseline, and also demonstrated a 14-point mean improvement in the UPDRS Part II (activities of daily living) “OFF” score, representing an average improvement of 71% from baseline. Improvement in the UPDRS Part III “OFF” score in Cohort 2 exhibited evidence of dose response when compared to Cohort 1 (n=2) and the low (n=3), medium (n=6), and high (n=6) dose cohorts of ProSavin that were previously evaluated in a separate Phase 1/2 study.

Because of COVID-19 and a patient refusal, the remaining two patients in Cohort 2 at our U.K. clinical trial sites were unable to participate in UPDRS assessments and the mandatory washout of background levodopa therapy at the six-month time point. However, all four patients were able to complete all other assessments at the six-month time point. In particular, all four patients demonstrated improvement from baseline in patient-recorded Hauser diary good ON time and diary OFF time.

With the completion of this second cohort, we expect to investigate the safety and tolerability of a higher volume and flow rate to increase putaminal coverage and decrease operating room time (cohort 3). After successful development of the suspension-based manufacturing process, we expect to dose the first patient in EXPLORE-PD, a randomized, sham-controlled trial, in 2021.

Domestication and Reorganization

On October 2, 2020, we filed a Registration Statement on Form S-4 (File No. 333-249279), or the Form S-4, with the Securities and Exchange Commission in connection with our previously announced plans for a corporate reorganization and domestication from Bermuda to Delaware. The Form S-4 includes information regarding the planned corporate reorganization, the change of our jurisdiction of incorporation from Bermuda to Delaware, as well as certain related tax consequences, which information is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This report contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "will," "expect," "plan," "believe," "estimate," and other similar expressions are intended to identify forward-looking statements. For example, all statements that we make regarding costs associated with our operating activities as well as timing for our EXPLORE-PD clinical trial are forward-looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Such risks and uncertainties include, among others, the impact of the COVID-19 pandemic on our operations and the initiation and conduct of preclinical studies and clinical trials; the availability of data from clinical trials; the scaling up of manufacturing; the expectations for regulatory submissions and approvals; the continued development of our gene therapy product candidates and platforms; our scientific approach and general development progress; and the availability or commercial potential of our product candidates. These statements are also subject to a number of material risks and uncertainties that are described in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 11, 2020, as updated by our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1	Press Release dated October 6, 2020.

99.2	Excerpts from Registration Statement on Form S-4 (File No. 333-249279), filed with the Securities and Exchange Commission on October 2, 2020.

104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axovant Gene Therapies Ltd.

Date: October 6, 2020	By:	/s/ David Nassif
	Name:	David Nassif
	Title:	Principal Financial Officer and Principal Accounting Officer